UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 24, 2003

                              2KSOUNDS CORPORATION
                             ----------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


         NEVADA                    000-32229                      76-0616474
------------------------     ------------------------        ------------------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                         21700 OXNARD STREET, SUITE 1030
                        WOODLAND HILLS, CALIFORNIA 91367
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (818) 593-2225
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events and Regulation FD Disclosure.

         On February 21, 2003, 2KSounds Corporation, a Nevada corporation (the "Company") held a meeting of its Board of Directors to discuss its financial difficulties. As a result of the meeting, the Company decided to terminate six of its nine employees. The three remaining employees are the Chief Executive and Chief Financial Officer, the Vice President Finance, and General Counsel. Management is presently evaluating various alternatives for the Company's future including the possibility of seeking the protection under federal bankruptcy laws.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2K SOUNDS CORPORATION


Date: February 24, 2003                       By:       /s/ Bruce Gladstone
                                                        -------------------
                                                        Bruce Gladstone
                                                        Chief Executive Officer